UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

Jet.AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (702) 747-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2025, Jet.AI Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As discussed in Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), the Company’s stockholders voted at the Annual Meeting to approve an amendment to the Amended and Restated 2023 Jet.AI Inc. Omnibus Incentive Plan (the “Incentive Plan”) to increase the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), reserved for issuance with respect to awards granted under the Incentive Plan from 10,933 shares of Common Stock to 775,000 shares of Common Stock plus an amount of shares of Common Stock that will account for all shares of Common Stock issuable in connection with the vesting of certain performance share unit awards that we granted to our executive management team (the “Incentive Plan Amendment”).

The Company’s board of directors (the “Board”) voted to approve the Incentive Plan Amendment on November 6, 2025. Having obtained the requisite stockholder approval for the Incentive Plan Amendment at the Annual Meeting, the Incentive Plan Amendment became effective on December 19, 2025. For a summary of the material terms of the Incentive Plan and the purpose and effect of the Incentive Plan Amendment, see “Proposal No. 3” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2025 (the “Proxy Statement”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting virtually via live audio webcast on December 19, 2025.

The Company’s stockholders voted on seven proposals at the Annual Meeting, each of which is listed below and described in more detail in the Proxy Statement. With respect to each proposal and as of the close of business on the record date of November 7, 2025, (i) holders of the Company’s Common Stock were entitled to cast one vote per share of Common Stock, and (ii) holders of the Company’s Series B Convertible Preferred Stock (the “Preferred Stock”) were entitled to cast one vote per share of Common Stock underlying the shares of Preferred Stock, subject to a cap on the aggregate underlying shares of Common Stock equal to 9.99% of the shares of Common Stock outstanding after giving effect to the full conversion of the Preferred Stock. Holders of Common Stock and Preferred Stock representing 2,047,710 votes were represented in person or by proxy at the Annual Meeting, which represented 47.41% of the voting power of the 4,319,588 shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	To elect two Class II directors to serve on the Board until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Hacker Johnson & Smith PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve the Incentive Plan Amendment;

4.	To approve the potential issuance of shares of the Company’s Common Stock underlying the warrant issued in the Hexstone Transaction described in the Proxy Statement accompanying this notice that, upon issuance could result in the issuance of shares of the Company’s Common Stock in an amount in excess of 20% of our outstanding shares of Common Stock at a price less than the “Minimum Price” as defined by, and in accordance with, Nasdaq Listing Rule 5635(d) (the “Hexstone Issuance”);

5.	To approve the Charter Amendment;

6.	To consider and vote on a proposal to grant the Board the discretion to amend the Charter to effect a reverse stock split at a ratio not less than one-for-two and not greater than one-for-two hundred fifty, with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of the Company’s stockholders (the “Reverse Split”); and

7.	To approve to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

The final results of voting on each of the proposals presented at the Annual Meeting, as certified by the Company’s independent inspector of election, are set forth below.

Proposal No. 1: Election of Directors.

The stockholders elected each of the two director nominees to serve on the Board until the 2028 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified. The results of the vote taken were as follows:

Nominee	Votes For	Votes Against	Broker Non-Votes
Wrendon Timothy	683,160	21,580	1,342,970
William Yankus	679,288	25,452	1,342,970

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment by the Board’s Audit Committee of Hacker Johnson & Smith PA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions
2,003,455	32,353	11,902

Proposal No. 3: The Incentive Plan Amendment

The stockholders approved the Incentive Plan Amendment, which became effective on December 19, 2025, as discussed in Item 5.02(e) of this Form 8-K. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
633,378	54,936	16,426	1,342,970

Proposal No. 4: The Hexstone Issuance

The stockholders approved the proposed Hexstone Issuance. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
656,689	47,365	686	1,342,970

Proposal No. 5: The Charter Amendment

The stockholders approved the proposed Charter Amendment, which will become effective at such time as the Company files the Charter Amendment with the Delaware Secretary of State. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions
1,790,563	229,945	27,202

Proposal No. 6: The Reverse Split

The stockholders approved the proposed Reverse Split. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions
1,833,678	209,514	4,518

Proposal No. 7: The Adjournment Proposal

The stockholders approved the potential adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals. However, such adjournment was unnecessary as the stockholders voted to approve all other proposals presented at the Annual Meeting. The results of the vote taken were as follows:

Votes For	Votes Against	Abstentions
1,824,373	173,727	49,610

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Amended and Restated 2023 Jet.AI Inc. Omnibus Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

By:	/s/ George Murnane
George Murnane
Interim Chief Financial Officer

December 29, 2025